UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 18, 2019

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35547	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart Plaza, Suite 2024, Chicago, Illinois 60654

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 334-8534

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.01 per share	MDRX	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement

The information set forth in Item 8.01 of this Current Report on Form 8-K under the heading “Additional Capped Call Transactions” is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities

The information set forth in Item 8.01 of this Current Report on Form 8-K under the heading “Option Notes” is incorporated herein by reference.

Item 8.01.	Other Events.

Option Notes

On December 18, 2019, pursuant to that certain Purchase Agreement (the “Purchase Agreement”), dated as of December 4, 2019, by and among Allscripts Healthcare Solutions, Inc. (the “Company”) and J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several initial purchasers named therein (collectively, the “Initial Purchasers”), the Initial Purchasers notified the Company of the partial exercise of their option to purchase additional 0.875% Convertible Senior Notes due 2027 of the Company (the “Notes”). On December 20, 2019, the Company issued an additional $18 million in aggregate principal amount of Notes (the “Option Notes”) to the Initial Purchasers. The Option Notes have the same terms as, and are issued under the same indenture as, the $200 million aggregate principal amount of Notes issued by the Company on December 9, 2019. For additional information regarding the terms of the Option Notes and the related indenture, see the information set forth under the headings “0.875% Convertible Senior Notes due 2027” and “Indenture” in Item 1.01 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 9, 2019, which information is incorporated herein by reference.

The net proceeds from the sale of the Option Notes were approximately $17.55 million, after deducting the initial purchasers’ fees but before deducting other estimated expenses. The Company used $1.422 million of the net proceeds to pay the cost of the Additional Capped Call Transactions (as defined below), and the Company intends to use the remainder of the net proceeds to repay additional outstanding borrowings under the Company’s senior secured revolving credit facility.

The Option Notes were sold to the Initial Purchasers in reliance on the exemption from the registration requirements provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and the Option Notes were resold to qualified institutional buyers as defined in, and in reliance on, Rule 144A under the Securities Act. The offer and sale of the Option Notes and the shares of the Company’s common stock issuable upon conversion of the Option Notes, if any, have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction, and such securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and other applicable securities laws. This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Additional Capped Call Transactions

In connection with the Initial Purchasers’ exercise of their option to purchase the Option Notes, on December 18, 2019, the Company entered into additional privately negotiated capped call transactions (the “Additional Capped Call Transactions”) with each of JPMorgan Chase Bank, National Association, New York Branch, Wells Fargo Bank, National Association, Bank of America, N.A. and Deutsche Bank AG, London Branch (collectively, the “option counterparties”). The Additional Capped Call Transactions are expected generally to reduce the potential dilution to the Company’s common stock and/or offset the cash payments the Company is required to make in excess of the principal amount of the converted Option Notes upon conversion of the Option Notes, as the case may be, in the event that the market price of the Company’s common stock is greater than the strike price of the Additional Capped Call Transactions (which initially corresponds to the initial conversion price of the Option Notes of approximately $13.32 per share and is subject to certain adjustments under the terms of the Additional Capped Call Transactions), with such reduction and/or offset subject to a cap based on the cap price of the

Additional Capped Call Transactions. The Additional Capped Call Transactions have an initial cap price of approximately $17.59 per share, and is subject to certain adjustments under the terms of the Additional Capped Call Transactions. The Additional Capped Call Transactions cover, subject to anti-dilution adjustments substantially similar to those applicable to the Option Notes, the number of shares of the Company’s common stock that underlie the Option Notes. The Company used $1.422 million of the net proceeds from the issuance of the Option Notes to pay the cost of the Additional Capped Call Transactions.

The Additional Capped Call Transactions are not part of the terms of the Option Notes and will not affect any holder’s rights under the Option Notes. Holders of the Option Notes will not have any rights with respect to the Additional Capped Call Transactions.

The above description of the Additional Capped Call Transactions is a summary only and is qualified in its entirety by reference to the Additional Capped Call Confirmations for the Additional Capped Call Transactions, which are attached hereto as Exhibits 10.1 through 10.4 and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Additional capped call transaction confirmation, dated as of December 18, 2019, by and between JPMorgan Chase Bank, National Association, New York Branch and Allscripts Healthcare Solutions, Inc.

10.2	Additional capped call transaction confirmation, dated as of December 18, 2019, by and between Wells Fargo Bank, National Association and Allscripts Healthcare Solutions, Inc.

10.3	Additional capped call transaction confirmation, dated as of December 18, 2019, by and between Bank of America, N.A. and Allscripts Healthcare Solutions, Inc.

10.4	Additional capped call transaction confirmation, dated as of December 18, 2019, by and between Deutsche Bank AG, London Branch and Allscripts Healthcare Solutions, Inc.

104	Cover Page Interactive Data File (formatted in Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.
Date: December 20, 2019
	By:	/s/ Dennis M. Olis
Dennis M. Olis Chief Financial Officer

3